SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 25, 2007

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., on behalf of the RAMP Series 2006-RZ5 Trust
             (Exact name of registrant as specified in its charter)


          Delaware                 333-131211-14               51-0362653
  ------------------------------------------------------------------------
  (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

The original Form 8-K, filed on January 5, 2007, is hereby amended by this Form 8-K/A to replace the Assignment and Assumption Agreement dated as of December 21, 2006, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc., previously filed with respect to Mortgage Asset-Back Pass-Through Certificates, Series 2006-RZ5.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

               10.1 Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on January 5,
                          2007).

               10.2 Assignment and Assumption Agreement, dated as of December 21, 2006, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

               10.3 Confirmation, ISDA Master Agreement, ISDA Schedule to the Master Agreement and ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement, all dated as of December 21, 2006, between U.S. Bank National Association, as trustee on behalf of the RAMP Series 2006-RZ5 Trust and Credit Suisse International (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on January 5,
                          2007).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                              By: /s/Joseph Orning
                              Name:   Joseph Orning
                              Title:  Vice President


Dated:  April 25, 2007

                                  Exhibit Index


Exhibit No.                  Description

10.1 Pooling and Servicing Agreement, dated as of December 1, 2006, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Company, LLC, as master servicer and U.S. Bank National Association, as trustee (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on January 5,
     2007).

10.2 Assignment and Assumption Agreement, dated as of December 21, 2006, between Residential Funding Company, LLC and Residential Asset Mortgage Products, Inc.

10.3 Confirmation, ISDA Master Agreement, ISDA Schedule to the Master Agreement and ISDA Credit Support Annex to the Schedule to the ISDA Master Agreement, all dated as of December 21, 2006, between U.S. Bank National Association, as trustee on behalf of the RAMP Series 2006-RZ5 Trust and Credit Suisse International (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on January 5,
     2007).